UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2021

PIEDMONT LITHIUM INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38427	00-0000000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

32N Main Street Suite 100 Belmont, North Carolina	28012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (704) 461-8000

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2())
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.0001 par value per share	PLL	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Completion of Redomiciliation

On May 17, 2021, the redomiciliation (“Redomiciliation”) of Piedmont Lithium Limited, a public company incorporated under the laws of the State of Western Australia (“Piedmont Australia”) was implemented in accordance with the Scheme Implementation Deed, dated December 9, 2020, between Piedmont Australia and Piedmont Lithium Inc., a Delaware corporation (“Piedmont Delaware). The terms “we,” “our,” “us” or the “Company” refer to Piedmont Australia prior to the Redomiciliation and Piedmont Delaware after the Redomiciliation. As a result of the Redomiciliation, the jurisdiction of incorporation of the ultimate parent company of Piedmont Australia and its wholly owned subsidiaries was changed from Australia to Delaware.

The Redomiciliation was effected pursuant to a statutory Scheme of Arrangement under Australian law (the “Scheme”). Upon the effectiveness of the Redomiciliation, our primary listing changed from the Australian Securities Exchange (“ASX”) to Nasdaq Capital Market (“Nasdaq”).  We maintain an ASX listing via Chess Depositary Interests (“CDIs”), with each CDI representing 1/100th of a share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”).  In connection with the Scheme:

•	holders of ordinary shares of Piedmont Australia received one CDI in Piedmont Delaware for each ordinary share on the Scheme record date; and

•
holders of American Depository Shares (“ADSs”) of Piedmont Australia, each of which previously represented 100 ordinary shares of Piedmont Australia, received one share of Common Stock in Piedmont Delaware for each ADS held on the Scheme record date.

The Company’s Common Stock issued in the Scheme was exempt from registration under Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”). Prior to the Redomiciliation, Piedmont Australia’s ordinary shares were registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and its ADSs were listed on Nasdaq. Piedmont Australia’s ADSs were suspended from trading on Nasdaq on May 18, 2021 and will no longer trade on Nasdaq.

The Company’s Common Stock began trading on Nasdaq at the start of trading on May 18, 2021 under the symbol “PLL,” the same symbol under which Piedmont Australia’s ADSs were traded on Nasdaq prior to May 18, 2021. The CUSIP for the Company’s Common Stock is 72016P105.

Item 1.01	Entry into a Material Definitive Agreement.

The information included under the Explanatory Note of this Current Report on Form 8-K is incorporated by reference to this Item 1.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information included under the Explanatory Note of this Current Report on Form 8-K is incorporated by reference to this Item 3.01.

Item 3.02	Unregistered Sales of Equity Securities.

The information included under the Explanatory Note of this Current Report on Form 8-K is incorporated by reference to this Item 3.02.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors and Executive Officers

Below is a list of the names, ages, positions and a brief summary of business experience of the individuals who serve as the Company’s directors and executive officers as of May 18, 2021.

Name	Age	Position
Keith Phillips	61	President and Chief Executive Officer, Director (principal executive officer)
Michael White	48	Executive Vice President and Chief Financial Officer (principal financial officer and principal accounting officer)
David Klanecky	50	Executive Vice President and Chief Operating Officer
Patrick Brindle	44	Executive Vice President, Chief Development Officer
Anastasios Arima	36	Director
Jeffrey Armstrong	56	Director
Levi Mochkin	59	Director
Jorge Beristain	51	Director
Todd Hannigan	48	Director

Biographical information with respect to Messrs. Phillips, Arima, Armstrong, Beristain and Mochkin can be found under Item 6A of the Annual Report on Form 20-F filed by the Company with the SEC on October 13, 2020, which information is incorporated by reference to this Item 5.02.

Michael White. Mr. White serves as our Executive Vice President and Chief Financial Officer, a position he has held since May 2021, and has extensive experience in leading global finance and accounting organizations, mergers and acquisitions including post-merger integrations, initial public offerings, internal controls, and information systems. Prior to joining Piedmont, Mr. White served as Vice President, Chief Accounting Officer and Corporate Controller of ChampionX Corporation (formerly Apergy Corporation), a manufacturing and services company in the oil and gas industry, from its spinoff and initial public offering in 2018 through a merger in 2020. Prior to ChampionX, Mr. White served as Senior Vice President, Chief Accounting Officer and Corporate Controller of Aegion Corporation, a public company in the oil and gas and water industries, from 2014 through 2018. From 2001 through 2014, he served in various senior financial leadership positions for public and non-public companies in the manufacturing, chemicals, oil and gas, services and technology industries, including Chief Financial Officer of Baker Energy. Prior to 2001, he was a manager in the assurance practice with Ernst & Young. Mr. White earned a Bachelor of Science in Accounting and Finance from the University of Houston and is a certified public accountant and member of the American Institute of Certified Public Accountants.

David Klanecky. Mr. Klanecky serves as our Executive Vice President and Chief Operating Officer, a position he has held since April 2021. Mr. Klanecky has spent most of his career in senior operational, research & development, commercial, and strategic leadership roles. From 2013 to 2021, he served in increasingly senior management roles within Albemarle Corporation, the world’s leading lithium producer, including as VP Strategy and Corporate Development and most recently serving as Vice President – Lithium Operations – APAC/EU, with global responsibility for Albemarle’s manufacturing/operations, process technology and product management within the global lithium business. He also served as interim CEO of the MARBL joint venture between Albemarle and Mineral Resources Ltd, which includes the Kemerton and Wodgina assets in Australia.  Before joining Albemarle, Mr. Klanecky had a 20-year career with The Dow Chemical Company that spanned the globe, including assignments in Spain, Switzerland, and China across a number of industries. In his last role at Dow, he launched the Dow Energy Materials Business, focused on Lithium-Ion Battery Materials offerings to cell manufacturers and Auto OEMs, where he served as the Global Business Director for this business unit prior to joining Albemarle in 2013.  He has a Chemical Engineering degree from the University of Nebraska and an Executive MBA from Arizona State/Thunderbird School of Global Management.

Patrick Brindle. Mr. Brindle has over 20 years of experience in the development of U.S. and global mining and mineral processing operations, with project experience ranging from early-stage development through design, construction and commissioning. Mr. Brindle has served as our Chief Development Officer since May 2021, and previously served as Vice President of Project Management of Piedmont since January 2018. He previously worked as Vice President of Engineering for DRA Taggart in Pittsburgh, Pennsylvania, and has a Bachelor of Science in Environmental Science and a Bachelor of Science in Civil Engineering from Virginia Tech.

Todd Hannigan. Mr. Hannigan was CEO of Aston Resources Limited from 2010 to 2011. In this period, Mr. Hannigan led the company’s growth from a small private company into one of Australia’s largest publicly listed coal companies. Aston raised a total of A$855 million in debt and A$1.1 billion in equity funding to acquire and fully fund the Maules Creek coal project. Prior to Aston, Mr. Hannigan worked for Xstrata Coal where he focused on business development and mergers and acquisitions. Previously he was Commercial Director of Hanson Aggregates UK where he was responsible for national sales, marketing and business development. Mr. Hannigan was a director and Chairman of United Marine Holdings and a director of Hanson Quarry Products Europe and Mendip Rail. Mr Hannigan is a mining engineer and holds a Queensland first class mine manager’s certificate. He has worked internationally in the mining and resources sector for over 18 years with Aston, Xstrata Coal, Hanson PLC, BHP Billiton and MIM. A graduate of The University of Queensland, he holds a Bachelor of Engineering (Mining) with Honours, and holds a MBA from INSEAD.

Board Size and Composition

The business and affairs of the Company are managed by or under the direction of the Company’s Board of Directors (the “Board”).  The number of directors is determined from time to time by resolution of the Board pursuant to the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”).  The Board currently consists of six directors and has two vacancies.  Each of the Company’s current directors will continue to serve as a director until the election and qualification of his or her successor, or until his or her earlier death, resignation, or removal.

Classified Board of Directors

The Company’s Certificate of Incorporation provides that the Board is divided into three classes with staggered three-year terms. Only one class of directors is elected at each annual meeting of stockholders, with the other classes continuing for the remainder of their respective terms. The Board is designated as follows:

•	Messrs. Phillips and Hannigan are Class I directors, and their initial term will expire at the annual meeting of stockholders to be held in 2021;

•	Messrs. Beristain and Mochkin are Class II directors, and their initial terms will expire at the annual meeting of stockholders to be held in 2022; and

•	Messrs. Arima and Armstrong are Class III directors, and their terms will expire at the annual meeting of stockholders to be held in 2023.

Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the Company’s directors.

Board Committees

The Board currently has, and appoints the members of, a standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. Each of those committees has a written charter approved by the Board. The current charter for each standing Board committee is posted under “Governance” in the Investor Relations section of the Company’s website, www.piedmontlithium.com.

Audit Committee: Messrs. Beristain, Armstrong and Hannigan, each of whom the Board has determined is independent under the Nasdaq listing standards, and Rule 10A-3 under the Exchange Act. Pursuant to Rule 10A-3(b)(1)(iv)(A)(2) under the Exchange Act, the Company’s audit committee consists entirely of independent directors. The purpose of the Audit Committee is to assist the board in fulfilling its oversight responsibilities with respect to (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, and (iii) the independent auditors’ qualifications, independence and performance. The Audit Committee is also responsible for preparing a report to be included in the Company’s annual proxy statement, advising and consulting the management and the Board regarding the Company’s financial affairs, and appointing, overseeing and approving compensation for the work of the Company’s independent auditors.

Compensation Committee: Messrs. Armstrong and Hannigan.  The Compensation Committee establishes and administers the Company’s policies, programs and procedures for compensating and providing benefits to its executives and Board. The Committee’s responsibilities specifically include reviewing and approving the goals and objectives relevant to the chief executive officer’s and other executive officers’ compensation, evaluating the performance of the chief executive officer and other executive officers in light of those goals and objectives, and making recommendations to the Board with respect to non-employee director compensation. The Committee is also responsible for making recommendations to the Board with respect to incentive-compensation plans and equity-based plans.

Nominating and Corporate Governance Committee: Messrs. Armstrong and Beristain. The Nominating and Corporate Governance Committee manages all aspects of the governance of the Company’s Board. The Committee’s responsibilities include identifying individuals qualified to become members of the Board, recommending candidates to fill Board vacancies and newly created director positions, recommending whether incumbent directors should be nominated for re-election upon the expiration of their terms, recommending corporate governance guidelines applicable to the Board and to the Company’s employees, overseeing the evaluation of the Board and its committees, and assessing and recommending Board members to the Board for committee membership.

Stock Incentive Plan

Pursuant to the Scheme, the Company adopted a new incentive plan, the Piedmont Lithium Inc. 2021 Stock Incentive Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.  The Company assumed Piedmont Australia’s obligations with respect to the settlement of options and performance rights that were previously issued by Piedmont Australia under its stock incentive plan (the “Prior Plan”).  Following the Redomiciliation, no new options will be issued under the Prior Plan.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On the Implementation Date, the Company adopted a Code of Business Conduct and Ethics (the “Code”), which applies to all directors, officers and employees of the Company and its subsidiaries.

The foregoing description of the Code is qualified in its entirety by reference to the text of the Code, which is filed as Exhibit 14.1 to this Current Report on Form 8-K and incorporated by reference to this Item 5.05. The Code will be made available on the Company’s website at www.piedmontlithium.com.

Item 8.01	Other Events.

Press Release

On May 17, 2021, the Company issued a press release announcing the completion of the Redomiciliation and other information related thereto. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference to this Item 8.01.

Successor Issuer

Pursuant to Rule 12g-3(a) under the Exchange Act, as of the Implementation Date the Company is the successor issuer to Piedmont Australia, the Company’s common stock is deemed to be registered under Section 12(b) of the Exchange Act, and the Company is subject to the periodic and current reporting requirements of the Exchange Act and the rules and regulations promulgated thereunder. The Company hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1
Scheme Implementation Deed (incorporated by reference to Annexure B of Exhibit 99.1 of the second Current Report on Form 6-K of Piedmont Lithium Limited (File No. 001-38427) furnished on March 4, 2021).

10.1*	Piedmont Lithium Inc. 2021 Stock Incentive Plan.

14.1*	Code of Business Conduct and Ethics.

99.1	Press release, dated May 17, 2021.

* Denotes management agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIEDMONT LITHIUM INC.

Date: May 18, 2021		/s/ Keith Phillips
	Name:	Keith Phillips
	Title:	Chief Executive Officer